SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

30.	SUBSEQUENT EVENTS

Direct Placement of Common Shares and Private Placement Warrants

On February 16, 2024, the Company entered into a securities purchase agreement with certain institutional investors, pursuant to which the Company agreed to issue and sell, (i) in a registered direct offering, up to an aggregate of 1,487,870 of common shares with no par value  of the Company at a per share purchase price of US$2.20 (the “Registered Offering”), and (ii) in a concurrent private placement, warrants initially exercisable for the purchase of an aggregate of 1,115,903 common shares of the Company at an exercise price of $3.00 per share, for gross proceeds of approximately US$3.01 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Registered Offering was closed on February 21, 2024.